THIS COMMON STOCK PURCHASE WARRANT HAS NOT BEEN REGISTERED UNDER THE
      SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"). THE HOLDER HEREOF, BY PURCHASING THIS COMMON STOCK PURCHASE WARRANT, AGREES FOR THE BENEFIT OF THE COMPANY THAT SUCH SECURITIES MAY BE OFFERED, SOLD OR OTHERWISE TRANSFERRED ONLY (A) TO THE COMPANY, (B) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE 1933 ACT, OR (C) IF REGISTERED UNDER THE 1933 ACT AND ANY APPLICABLE STATE SECURITIES LAWS.

                     ---------------------------------------

                                    a21, Inc.

                                     FORM OF

                              AMENDED AND RESTATED

                          COMMON STOCK PURCHASE WARRANT

Number of shares: ______________

                                                        Holder: ________________
                                                        Address: _______________

Expiration Date: February 28, 2009

Exercise Price per Share: $.225

a21, Inc., a company organized and existing under the laws of the State of Texas (the "Company"), hereby certifies that, for value received, ________________ or its registered assigns (the "Warrant Holder"), is entitled, subject to the terms set forth below, to purchase from the Company _________ shares (the "Warrant Shares") of common stock, $0.001 par value (the "Common Stock"), of the Company (each such share, a "Warrant Share" and all such shares, the "Warrant Shares") in exchange for (a) one (1) Warrant and (b) $.225 per share (as adjusted from time to time as provided in Section 7, per Warrant Share (the "Exercise Price"), at any time and from time to time from and after the date thereof and through and including 5:00 p.m. New York City time on February 28, 2009 (the "Expiration Date"), and subject to the following terms and conditions:

      1. Registration of Warrant. The Company shall register this Warrant upon records to be maintained by the Company for that purpose (the "Warrant Register"), in the name of the record Warrant Holder hereof from time to time. The Company may deem and treat the registered Warrant Holder of this Warrant as the absolute owner hereof for the purpose of any exercise hereof or any distribution to the Warrant Holder, and for all other purposes, and the Company shall not be affected by notice to the contrary.

      2. Investment Representation. The Warrant Holder by accepting this Warrant represents that the Warrant Holder is acquiring this Warrant for its own account or the account of an affiliate for investment purposes and not with the view to any offering or distribution and that the Warrant Holder will not sell or otherwise dispose of this Warrant or the underlying Warrant Shares in violation of applicable securities laws. The Warrant Holder acknowledges that the certificates representing any Warrant Shares will bear a legend indicating that they have not been registered under the United States Securities Act of 1933, as amended (the "1933 Act") and may not be sold by the Warrant Holder except pursuant to an effective registration statement or pursuant to an exemption from registration requirements of the 1933 Act and in accordance with federal and state securities laws. If this Warrant was acquired by the Warrant Holder pursuant to the exemption from the registration requirements of the 1933 Act afforded by Regulation S thereunder, the Warrant Holder acknowledges and covenants that this Warrant may not be exercised by or on behalf of a Person during the one year distribution compliance period (as defined in Regulation S) following the date hereof. "Person" means an individual, partnership, firm, limited liability company, trust, joint venture, association, corporation, or any other legal entity.

      3. Validity of Warrant and Issue of Shares. The Company represents and warrants that this Warrant has been duly authorized and validly issued and warrants and agrees that all of Common Stock that may be issued upon the exercise of the rights represented by this Warrant will, when issued upon such exercise, be duly authorized, validly issued, fully paid and nonassessable and free from all taxes, liens and charges with respect to the issue thereof. The Company further warrants and agrees that during the period within which the rights represented by this Warrant may be exercised, the Company will at all times have authorized and reserved a sufficient number of Common Stock to provide for the exercise of the rights represented by this Warrant.

      4. Registration of Transfers and Exchange of Warrants.

            a. Subject to compliance with the legend set forth on the face of this Warrant, the Company shall register the transfer of any portion of this Warrant in the Warrant in the Warrant Register, upon surrender of this Warrant with the Form of Assignment attached hereto duly completed and signed, to the Company at the office specified in or pursuant to Section 10. Upon any such registration or transfer, a new warrant to purchase Common Stock, in substantially the form of this Warrant (any such new warrant, a "New Warrant"), evidencing the portion of this Warrant so transferred shall be issued to the transferee and a New Warrant evidencing the remaining portion of this Warrant not so transferred, if any, shall be issued to the transferring Warrant Holder. The acceptance of the New Warrant by the transferee thereof shall be deemed the acceptance of such transferee of all of the rights and obligations of a Warrant Holder of a Warrant.

            b. This Warrant is exchangeable, upon the surrender hereof by the Warrant Holder to the office of the Company specified in or pursuant to Section 10 for one or more New Warrants, evidencing in the aggregate the right to purchase the number of Warrant Shares which may then be purchased hereunder. Any such New Warrant will be dated the date of such exchange.

      5. Exercise of Warrants.

            a. Upon surrender of this Warrant with the Form of Election to Purchase attached hereto duly completed and signed to the Company, at its address set forth in Section 10, and upon payment and delivery of the Exercise Price per Warrant Share multiplied by the number of Warrant Shares that the Warrant Holder intends to purchase hereunder, in lawful money of the United States of America, in cash or by certified or official bank check or checks or in whole or in part as a reduction in the Non-Negotiable 12% Promissory Note dated as of February 29, 2004 as Amended and Restated as of June 24, 2005 (the "Note") between the Company and the Warrant Holder, to the Company, all as specified by the Warrant Holder in the Form of Election to Purchase, the Company shall promptly (but in no event later than 7 business days after the Date of Exercise [as defined herein]) issue or cause to be issued and cause to be delivered to or upon the written order of the Warrant Holder and in such name or names as the Warrant Holder may designate (subject to the restrictions on transfer described in the legend set forth on the face of this Warrant), a certificate for the Warrant Shares issuable upon such exercise, with such restrictive legend as required by the 1933 Act. Any person so designated by the Warrant Holder to receive Warrant Shares shall be deemed to have become holder of record of such Warrant Shares as of the Date of Exercise of this Warrant. Notwithstanding anything contained herein to the contrary, this Warrant may not be exercised after the Warrant Holder has received notice of prepayment pursuant to the Note until the adjustment required to be made pursuant to the last sentence of Section 7(d) of this Warrant is taken into account.

            b. A "Date of Exercise" means the date on which the Company shall have received (i) this Warrant (or any New Warrant, as applicable), with the Form of Election to Purchase attached hereto (or attached to such New Warrant) appropriately completed and duly signed, and (ii) payment of the Exercise Price for the number of Warrant Shares so indicated by the Warrant Holder to be purchased.

            c. This Warrant shall be exercisable at any time and from time to time for such number of Warrant Shares as is indicated in the attached Form of Election To Purchase. If less than all of the Warrant Shares which may be purchased under this Warrant are exercised at any time, the Company shall issue or cause to be issued, at its expense, a New Warrant evidencing the right to purchase the remaining number of Warrant Shares for which no exercise has been evidenced by this Warrant.

            d. (i) Notwithstanding anything contained herein to the contrary, the holder of this Warrant may, at its election exercised in its sole discretion, exercise this Warrant in whole or in part and, in lieu of making the cash payment otherwise contemplated to be made to the Company upon such exercise in payment of the Aggregate Exercise Price, elect instead to receive upon such exercise the "Net Number" of shares of Common Stock determined according to the following formula (a "Cashless Exercise"):

                        Net Number = (A x (B - C))/B

                  (i) For purposes of the foregoing formula:

                        A= the total number shares with respect to which this Warrant is then being exercised.

                        B= the average of the last reported sale prices (as reported by Bloomberg) of the Common Stock on each of 20 trading days immediately preceding the date of the Exercise Notice.

                        C= the Warrant Exercise Price then in effect at the time of such exercise.

            e. The holder of this Warrant agrees not to elect a Cashless Exercise prior to July 15, 2006.

      6. Call of Warrant(s) by Company. In the event that the average price of the Common Stock of the Company as listed on a nationally public securities market is $.50 for a period of twenty consecutive trading days, and the Note is not in default, the Company may call the Warrant with 10 days notice and pay to the Warrant Holder $0.001 per Warrant. This provision shall expire February 28, 2005.

      7. Adjustment of Exercise Price and Number of Shares. The character of the shares of stock or other securities at the time issuable upon exercise of this Warrant and the Exercise Price therefore, are subject to adjustment upon the occurrence of the following events:

            a. Adjustment for Stock Splits, Stock Dividends, Recapitalizations, Etc. The Exercise Price of this Warrant and the number of shares of Common Stock or other securities at the time issuable upon exercise of this Warrant shall be appropriately adjusted to reflect any stock dividend, stock split, combination of shares, reclassification, recapitalization or other similar event affecting the number of outstanding shares of stock or securities.

            b. Adjustment for Reorganization, Consolidation, Merger, Etc. In case of any consolidation or merger of the Company with or into any other corporation, entity or person, or any other corporate reorganization, in which the Company shall not be the continuing or surviving entity of such consolidation, merger or reorganization (any such transaction being hereinafter referred to as a "Reorganization"), then, in each case, the holder of this Warrant, on exercise hereof at any time after the consummation or effective date of such Reorganization (the "Effective Date"), shall receive, in lieu of the shares of stock or other securities at any time issuable upon the exercise of the Warrant issuable on such exercise prior to the Effective Date, the stock and other securities and property (including cash) to which such holder would have been entitled upon the Effective Date if such holder had exercised this Warrant immediately prior thereto (all subject to further adjustment as provided in this Warrant).

            c. Certificate as to Adjustments. In case of any adjustment or readjustment in the price or kind of securities issuable on the exercise of this Warrant, the Company will promptly give written notice thereof to the holder of this Warrant in the form of a certificate, certified and confirmed by the Board of Directors of the Company, setting forth such adjustment or readjustment and showing in reasonable detail the facts upon which such adjustment or readjustment is based.

            d. Adjustment related to Note. If the Note is outstanding after July 15, 2006 (i.e., its maturity date), then the number of shares of Common Stock or other securities issuable upon exercise of this Warrant shall be increased by _____ common shares on the first day of every calendar month thereafter until the Note is paid in full. In addition, the Exercise Price of the Warrant shall be reduced to the lower of (i) $.225, or (ii) 50% of the average closing price of the Common Stock for 20 consecutive trading days prior to and including July 15, 2006 ("New Exercise Price"). If the Note is repaid prior to July 15, 2006, then the number of shares of Common Stock or other securities issuable upon exercise of this Warrant shall be adjusted pro rata as per the following formula: Warrant Shares = ______ x number of days Note outstanding / number of days from issuance of Note to July 15, 2006.

      8. Fractional Shares. The Company shall not be required to issue or cause to be issued fractional Warrant Shares on the exercise of this Warrant. The number of full Warrant Shares that shall be issuable upon the exercise of this Warrant shall be computed on the basis of the aggregate number of Warrants Shares purchasable on exercise of this Warrant so presented. If any fraction of a Warrant Share would, except for the provisions of this Section 8, be issuable on the exercise of this Warrant, the Company shall, at its option, (i) pay an amount in cash equal to the Exercise Price multiplied by such fraction or (ii) round the number of Warrant Shares issuable, up to the next whole number.

      9. Piggyback Rights.

            a. Rights to Piggyback.

                  (i) If (and on each occasion that) the Company proposes to register any of its securities under the Securities Act either for the Company's own account or for the account of any of its stockholders (other than pursuant to a Form S-4 or Form S-8 or comparable form and other than pursuant to a demand registration right granted to other persons to the extent that such rights prohibit the Company from including securities of any other Person in such registration statement) (each such registration not withdrawn or abandoned prior to the effective date thereof being herein called a "Piggyback Registration"), the Company will give written notice to the Warrant Holder of such proposal not later than the tenth day following the receipt by the Company of notice of exercise of any registration rights by any persons.

                  (ii) Subject to the provisions contained in paragraph (b) of this Section 9 and in the last sentence of this subparagraph (ii), (A) the Company will be obligated and required to include in each Piggyback Registration all Warrant Shares with respect to which the Company shall receive from the Warrant Holder, within 15 days after the date on which the Company shall have given written notice of such Piggyback Registration to the Warrant Holder pursuant to Section 9(a)(i) hereof, the written requests of such Warrant Holder for inclusion in such Piggyback Registration, and (B) the Company will use commercially reasonable efforts in good faith to effect promptly the registration of all such Warrant Shares. The Warrant Holder shall be permitted to withdraw all or any part of the Warrant Shares of such Warrant Holder from any Piggyback Registration at any time prior to the effective date of such Piggyback Registration unless such Warrant Holder shall have entered into a written agreement with the Company's underwriters establishing the terms and conditions under which such Warrant Holder would be obligated to sell such securities in such Piggyback Registration. The Company will not be obligated or required to include any Warrant Shares in any registration effected solely to implement an employee benefit plan or a transaction to which Rule 145 of the Commission is applicable.

            b. Priority on Piggyback Registrations. If a Piggyback Registration is an underwritten registration, and the managing underwriters shall give written advice to the Company of a number of securities to which such registration should, in the opinion of the managing underwriters of such registration in the light of marketing factors, be limited (the "Underwriters' Maximum Number"), then: (i) the Company shall be entitled to include in such registration that number of securities which the Company proposes to offer and sell for its own account in such registration and/or number of securities requested to be included in such registration by persons exercising demand registration rights which does not exceed the Underwriters' Maximum Number; (ii) if the Underwriters' Maximum Number exceeds the number of securities which the Company proposes to offer and sell for its own account in such registration, then the Company will be obligated and required to include in such registration that number of Warrant Shares requested by the Warrant Holder thereof to be included in such registration and which does not exceed such excess and such securities to be registered shall be allocated pro rata among the Warrant Holder on the basis of the number of Warrant Shares requested to be included therein by the Warrant Holder and any other person to whom the Company has granted piggyback registration rights; (iii) if the Underwriters' Maximum Number exceeds the sum of the number of Warrant Shares which the Company shall be required to include in such registration pursuant to clause (ii) above and the number of securities which the Company proposes to offer and sell for its own account in such registration, then the Company may include in such registration that number of other securities which persons shall have requested be included in such registration and which shall not be greater than such excess.

            c. Selection of Underwriters. In any Piggyback Registration, the Company shall (unless the Company shall otherwise agree) have the right to select the investment bankers and managing underwriters in such registration.

            d. Right to Terminate Registration. The Company shall have the right to terminate or withdraw any registration initiated by it under this Section 9 prior to the effectiveness of such registration whether or not any Warrant Holder has elected to include Warrant Shares in such registration.

      10. Notice. All notices and other communications hereunder shall be in writing and shall be deemed to have been given (i) on the date they are delivered if delivered in person; (ii) on the date initially received if delivered by facsimile transmission followed by registered or certified mail confirmation; (iii) on the date delivered by an overnight courier service; or
(iv) on the third business day after it is mailed by registered or certified mail, return receipt requested with postage and other fees prepaid as follows:

            If to the Company:

            a21, Inc.
            7660 Centurion Parkway
            Jacksonville, Florida 32256
            Attention: President

            With a copy to

            Lloyd L. Rothenberg, Esq.
            Loeb & Loeb LLP
            345 Park Avenue
            New York, NY 10154-0037
            Direct Dial: 212-407-4937
            Facsimile: 212-407-4990
            Email: lrothenberg@loeb.com

            If to the Warrant Holder:

            To the address in this Warrant or to the address provided to the Company by an Investor.

      11. Miscellaneous.

            a. This Warrant shall be binding on and inure to the benefit of the parties hereto and their respective successors and permitted assigns. This Warrant may be amended only in writing and signed by the Company and the Warrant Holder.

            b. Nothing in this Warrant shall be construed to give to any person or corporation other than the Company and the Warrant Holder any legal or equitable right, remedy or cause of action under this Warrant; this Warrant shall be for the sole and exclusive benefit of the Company and the Warrant Holder.

            c. This Warrant shall be governed by, construed and enforced in accordance with the internal laws of the State of New York without regard to the principles of conflicts of law thereof.

            d. The headings herein are for convenience only, do not constitute a part of this Warrant and shall not be deemed to limit or affect any of the provisions hereof.

            e. In case any one or more of the provisions of this Warrant shall be invalid or unenforceable in any respect, the validity and enforceablilty of the remaining terms and provisions of this Warrant shall not in any way be affected or impaired thereby and the parties will attempt in good faith to agree upon a valid and enforceable provision which shall be a commercially reasonably substitute therefore, and upon so agreeing, shall incorporate such substitute provision in this Warrant.

            f. The Warrant Holder shall not, by virtue hereof, be entitled to any voting or other rights of a shareholder of the Company, either at law or equity, and the rights of the Warrant Holder are limited to those expressed in this Warrant.

            g. This Warrant supercedes and replaces in its entirety the Warrant issued as of February 29, 2004 by the Company to the Warrant Holder.

      IN WITNESS WHEREOF, the Company has caused this Warrant to be duly executed by the authorized officer as of the date first above stated.

      a21, Inc.

      By:
          ------------------------------------------------

      Name:
            ----------------------------------------------

      Title:
             ---------------------------------------------

                          FORM OF ELECTION TO PURCHASE

(To be executed by the Warrant Holder to exercise the right to purchase shares of Common Stock under the foregoing Warrant)

To: a21, Inc.:

In accordance with the Warrant enclosed with this Form of Election to Purchase, the undersigned hereby irrevocably elects to purchase ______________ shares of Common Stock ("Common Stock"), $0.001 par value, of a21, Inc. and encloses one warrant and $0.225 for each Warrant Share being purchased or an aggregate of $________________ in cash or certified or official bank check or checks or in whole or in part as a reduction in the Non-Negotiable 12% Promissory Note dated approximately even herewith (the "Note") between the Company and the Warrant Holder, which sum represents the aggregate Exercise Price (as defined in the Warrant) together with any applicable taxes payable by the undersigned pursuant to the Warrant.

The undersigned requests that certificates for the shares of Common Stock issuable upon this exercise be issued in the name of:

__________________________________________________

__________________________________________________

__________________________________________________
(Please print name and address)

__________________________________________________
(Please insert Social Security or Tax Identification Number)

If the number of shares of Common Stock issuable upon this exercise shall not be all of the shares of Common Stock which the undersigned is entitled to purchase in accordance with the enclosed Warrant, the undersigned requests that a New Warrant (as defined in the Warrant) evidencing the right to purchase the shares of Common Stock not issuable pursuant to the exercise evidenced hereby be issued in the name of and delivered to:

__________________________________________________

__________________________________________________

__________________________________________________
(Please print name and address)

Dated:                              Name of Warrant Holder:

                                       (Print)__________________________________

                                       (By:)____________________________________

                                       (Name:)__________________________________

                                       (Title:)_________________________________

                                    Signature must conform in all respects to name of Warrant Holder as specified on the face of the Warrant


                                       2